RECORDING REQUESTED BY

   WHEELER RIDGE-MARICOPA
   WATER STORAGE DISTRICT
   Post Office Box 9429
   Bakersfield, CA 93389

   WHEN RECORDED MAIL TO

   WHEELER RIDGE-MARICOPA
   WATER STORAGE DISTRICT
   Post Office Box 9429
   Bakersfield, CA 93389



                WHEELER RIDGE-MARICOPA WATER STORAGE DISTRICT

                             CONTRACT AMENDMENT
                         CHANGE IN DESIGN CRITERIA,
             CLASS OF SERVICE AND DATE OF INITIATION OF SERVICE
                              CONTRACT NO. 124

   THIS AGREEMENT is entered into on the date hereafter set forth by and between WHEELER RIDGE-MARICOPA WATER STORAGE DISTRICT, a California Water Storage District, hereafter called "District" and TEJON RANCH COMPANY, a California Corporation, hereafter called "Tejon."


                               R E C I T A L S

   1.   Tejon and District have executed a Water Service Contract
        entitled "Contract Between   Weeler Ridge-Maricopa Water Storage
        District and Tejon Ranch Company for Agricultural Water Service dated January 12, 1970, and recorded January 20, 1970, in Book 4358, Page 858 of Official Records of Kern County.

   2. Said Contract provides among other things, for the construction of Distribution System facilities by District to serve lands of Tejon as described therein, said facilities to be constructed in accordance with design criteria for the class of service set forth in the Contract.

   3. Tejon has requested that for the lands designated in said contract as being in the Sl982 category of service, the following changes be made:

         a. The design criteria with respect to location of turnouts, system capability for delivery of water, and delivery head be modified.





        b. Water Service be initiated to a portion of the above described area in 1980.

   4. District has determined that the changes are consistent with the District's adopted project and that the cost of facilities to be constructed as a result of said request will be of no more cost than the facilities which would be required to provide service as set forth in the contract, and hence will have no detrimental effects on other landowners within the District's Surface Water Service Area provided the conditions hereinafter set forth in this Agreement prevail.


                              A G R E E M E N T


   NOW THEREFORE, it is agreed by the parties hereto as follows:

   1. The parties hereto hereby amend said Water Service Contract by substituting Exhibit "A" hereto, Sheets 1 through 5 for the following sheets of Exhibit "A" of said Contract: 198 through 201; 218 through 225; 238 through 241; 246 through 253; 258 through 261; 278 through 281. The purpose of this amendment is to define the class of service of said lands, identify the locations of the turnouts, set forth the maximum rate of deliveries, provide for change in time of initiation of service and for special conditions for prorate in time of shortage. The lands described on Exhibit "A" hereto are in accordance with the Parcel Map No. 3338 Recorded January 17, 1977, in Book 17 of Maps at Page 78.

   2. Design criteria to be used for the system to be constructed will be in accordance with the District's adopted design criteria except as the same is mended in the following particulars:

        a. Turnouts will be located at other than the high point of the parcel of land served thereby and at the approximate location described in Exhibit "A" hereto.

        b. The design will provide for a system capable of delivering seven (7) gallons per minute per acre to all lands described in Exhibit "A" hereto.

        c. There will be no minimum delivery head established at the turnouts.

        d.   Standard District metering assemblies will be utilized.  Ten
             (10) inch meters will be installed at Turnouts 13B-1, 13B-2, 13B-3, 13B-4, 13B-5, 13B-6, 13B-7 and 13B-8. Eight (8) inch meters will be installed at Turnouts 13B-10 and 13B-ll.  Six
             (6) inch meters will be installed at Turnouts 13B-9, 13B-12 and 13B-13.






   3. For the purposes of computing Contract Water Charges, all lands described on Sheet 1 of Exhibit "A" attached hereto and all lands described on Sheet 4 of Exhibit "A" hereto will each be considered in separate categories of service from other lands within the Surface Water Service area of the District.

   4. Nothing in this agreement is intended to increase or decrease either the total number of acres included in said contract or the total contract amount of water included therein except for a deduction in area totaling 2.26 acres and 7 acre-feet caused by minor variations in land area between those shown in the contract and those set forth in the Parcel Map.

   5. Tejon Ranch Company accepts all risks of timing of construction. The District has the right to abandon the project if it is determined unreasonable from a timing standpoint for reasons including State's refusal to approve siphon turn-outs or unavailability of equipment.

   6. The Construction works to serve the lands described its Exhibit "A" hereto are to be funded through a combination of remaining bond funds and District's general fund at an interest rate based on earnings of the District's general fund for the portion so funded, and with full power of the District Board to refund the project at any time to repay the general fund advance up to the whole thereof.

   7. The lands described in Exhibit "A" hereof prior to 1982 shall not be included in any prorate of water for contract lands during periods of shortage; provided, in such event the District shall relieve said lands of charges arising under the Water Service Contract except for bond debt service which shall be deterred prorata for not to exceed five (5) years for any year the system is not utilized; the operating reserve fund which shall be paid during years of system use; and the special service charges which shall be paid on a current basis. In 1982 and thereafter, said lands shall have the same priority for water service as any other lands in the Surface Water Service area of the District.

                                 Date of Execution:

                                 March 14, 1979
















   APPROVED AS TO FORM:
                                 WHEELER RIDGE-MARICOPA WATER
                                    STORAGE DISTRICT
   YOUNG, WOOLDRIDGE, PAULDEN
      AND SELF

                                 By:
   By:                                JERRY L. CAPPELLO, President
        A.C. PAULDEN

   Date:                              By:
                                      WILLIAM E. MOORE, JR., SECRETARY

                                 WATER USER:

                                 TEJON RANCH COMPANY



                                 By:


                                 By:



































   RECORDING REQUESTED BY

   WHEELER RIDGE-MARICOPA
   WATER STORAGE DISTRICT
   Post Office Box 9429
   Bakersfield, CA 93389

   WHEN RECORDED MAIL TO

   WHEELER RIDGE-MARICOPA
   WATER STORAGE DISTRICT
   Post Office Box 9429
   Bakersfield, CA 93389




                WHEELER RIDGE-MARICOPA WATER STORAGE DISTRICT

                             CONTRACT AMENDMENT
                         CHANGE IN DESIGN CRITERIA,
             CLASS OF SERVICE AND DATE OF INITIATION OF SERVICE
                              CONTRACT NO. 124



   THIS AGREEMENT is entered into on the date hereinafter set forth by and between WHEELER RIDGE-MARICOPA WATER STORAGE DISTRICT, a
   California water storage district, hereinafter called "District", and TEJON RANCH COMPANY, a California corporation, hereinafter called "Tejon".


   1. Tejon and District have executed a Water Service Contract entitled "Contract between Wheeler Ridge-Maricopa Water Storage District and Tejon Ranch Company for Agricultural Water Service" dated January 12, 1970, and recorded January 20, 1970, in Book 4358, Page 858 of Official Records of Kern County.

   2. Said Contract provides among other things, for the construction of Distribution System facilities by District to serve lands of Tejon as described therein, said facilities to be constructed in accordance with design criteria for the class of service set forth in the Contract.

   3. Tejon had requested that for the lands designated in said contract as being in the S1982 category of service, the following changes be made:

        a. The design criteria with respect to location of turnouts, system capability for delivery of water and delivery head be modified.






        b. Water service be initiated to a portion of the above described area in 1980.

   4. Said Contract was amended to reflect those items mentioned above by Contract amendment entitled "Change in Design Criteria, Class of Service and Date of Initiation of Service" dated March 14, 1979, and recorded March 20, 1979, in Book 5183, Page 1742 of Official Records of Kern County.

   5. Tejon has now requested that water service to the remaining portion of the lands included in the above-mentioned contract amendment be initiated in 1981, and has requested certain additional changes with respect to location of turnouts and turnout service areas.

   6. District has determined that the changes are consistent with the District's adopted project and that the cost of facilities to be constructed as a result of said request will be of no more cost than the facilities which would be required to provide srvice as set forth in the contract, and hence will have no detrimental effects on other landowners within the District's Surface Water Service Area provided the conditions hereinafter set forth in this agreement prevail.


                              A G R E E M E N T

   1. The parties hereto hereby further amend said Water Service Contract by substituting Exhibit "A" hereto, Sheets 1 through 6, for Exhibit "A" of Amendment dated March 14, 1979. The purpose of this amendment is to futher define the class of service of said lands, identify the locations of the turnouts, set forth the maximum rate of deliveries, provide for change in time of initiation of service, and for special conditions for prorate in time of shortage. The lands described on Exhibit "A" hereto are in accordance with the Parcel Map No. 3338 recorded January

   2. Design criteria to be used for the system to be constructed will be in accordance with the District's adopted design criteria except as the same is amended in the following particulars:

        a. Turnouts will be located at other than the high point of the parcel of land served thereby and at the approximate locations described in Exhibit "A" hereto.

        b. The design will provide for a system capable of deliveries seven (7) gallons per minute per acre to all lands described in Exhibit "A" hereto.

        c. There will be no minimum delivery head established at the turnouts.







        d. Standard District metering assemblies will be utilized. Meter sizes will be as shown on Exhibit "A" hereto.

   3. For the purposes of computing Contract Water Charges, all lands described on Sheets 1 and 4 of Exhibit "A" attached hereto will be considered as a single category of service but as a separate category of service from other lands within the Surface Water Service Area of the District.

   4. Nothing in this agreement is intended to increase or decrease either the total number of acres included in said contract or the total contract amount of water included therein.

   5. Tejon Ranch Company accepts all risks of timing of construction. The District has the right to abandon the project, either in whole or in part, if it is determined unreasonable from a timing standpoint for reasons including State's refusal to approve siphon turnouts or unavailability of equipment.

   6. The construction works to serve the lands described in Exhibit "A" hereto are to be funded through a combination of remaining bond funds and District's general fund at an interest rate based on earnings of the District's general fund for the portion so funded, and with full power of the District Board to refund the project at any time to repay the general fund advance up to the whole thereof.

   7. The lands described in Exhibit A" hereof prior to 1982 shall not be included in any prorate of water for contract lands during periods of shortage; provided, in such event the District shall relieve said lands of charges arising under the Water Service Contract except for bond debt service which shall be deferred prorata for not to exceed five (5) years for any year the system is not utilized; the operating reserve fund which shall be paid during years of system use; and the special service charges which shall be paid on a current basis. In 1982 and thereafter, said lands shall have the same priority for water service as any other lands in the Surface Water Service Area of the District.

   8. This contract amendment supersedes the contract amendment dated March 14, 1979, recorded March 20, 1979, in Book 5183 at Page 1742 of Official Records of Kern County mentioned in the fourth recital hereto. The terms conditions of the contract mentioned in recital one hereof shall remain in full force and effect except as the same may be expressly amended by Paragraphs one through seven of this Agreement.

                                 Date of Execution:

                                 March 14, 1979








   APPROVED AS TO FORM:
                                 WHEELER RIDGE-MARICOPA WATER
                                    STORAGE DISTRICT
   YOUNG, WOOLDRIDGE, PAULDEN
      AND SELF

                                 By:
   By:                                JERRY L. CAPPELLO, President
        A.C. PAULDEN

   Date:                              By:
                                      WILLIAM E. MOORE, JR., SECRETARY



                                 WATER USER:

                                 TEJON RANCH COMPANY



                                 By:


                                 By:

































   Recording Requested by:

   WHEELER RIDGE-MARICOPA
   WATER STORAGE DISTRICT, a California
   water storage district, as
   Official Business

   When Recorded Mail to:

   WHEELER RIDGE-MARICOPA
   WATER STORAGE DISTRICT
   Post Office Box 9429
   Bakersfield, CA 93389

   RECORD AS A LIEN ON REAL PROPERTY




                WHEELER RIDGE-MARICOPA WATER STORAGE DISTRICT ASSUMPTION
                 AGREEMENT AND CONSENT TO TRANSFER OF INTEREST OF WATER
               USER RESULTING FROM TRANSFER OF REAL PROPERTY SUBJECT TO A
              CONTRACT FOR AGRICULTURAL WATER SERVICE (CONTRACT NO. 124D)



   THIS AGREEMENT is entered into on the date hereinafter set forth, between WHEELER RIDGE-MARICOPA WATER STORAGE DISTRICT, a California water storage district, hereinafter called "District", and TEJON RANCH COMPANY, a California Corporation, hereinafter called "Water User".


                               R E C I T A L S


   1.   Description:   The real property mentioned herein is that certain
        real property located in the unincorporated area of Kern County, California, described in Exhibit "A" hereto, which exhibit is incorporated herein by this reference.

   2.   Water Service Contract:   The Contract affected hereby and
        incorporated herein by this reference is identified by the following particulars: Dated January 20, 1970, recorded January 20, 1970, in Book 4358, Pages 858 et seq., of Official Records of Kern County, California; as modified by Agreement dated January 12, 1971 and recorded February 16, 1971, in Book 4487, Page 426, et seq., as amended by Contract Amendment dated May 12, 1976, and recorded in Book 4955, Page 1964, et seq., by and between District and Tejon Ranch Company, a California corporation.

   3.   Interest Acquired Subject to Water Service Contract:   By
        instrument dated January 11, 1980, recorded January 14, 1980 , at






        the Office of the County Recorder of Kern County, California, in Book 5257, Page 2356 , Water User acquired an interest in the real property described herein which is subject to the terms and provisions of said Water Service Contract and amendments.

   4.   Representations:   Each party hereto is fully informed as to all
        the terms and provisions of said Contract and amendments; to the extent and nature of the obligations presently due and to become due by reason thereof; all current Rules and Regulations of the District to which said Contract and amendments are subject and all things and matters on file with the District and/or of public record regarding the performance of said Contract.

   5.   Purpose:   The parties wish to declare the effect or such
        transfer of interest and to provide written consent of the District to the assignment of the rights and obligations resulting therefrom

   6. As used herein slngular includes plural and masculine gender includes the feminine.



               ASSUMPTION AGREEMMENT AND CONSENT TO ASSIGNMENT


   1. Water User herein acknowledges that his interest in the real property described in Exhibit "A" hereto is subject to a lien created by said Contract and amendments, in accordance with the particulars mentioned in Exhibit A hereto and does expressly grant to District a lien against said real property to the same extent and effect as though Water User owned said real property at the time of execution of said Contract and amendments and had executed said Con-tract and amendments as a Water User at the outset.

   2. Water User herein does hereby assume and agrees to perform all the obligations of Water User as set forth in said Contract and amendments to the same extent and effect as though Water User had executed said Contract and amendments as a Water User on the effective date thereof in accordance with the par ticulars mentioned in Exhibit "A" hereto.

   3. District accepts said assignment resulting from the transfer of interest in the real property herein referred to and does acknowledge that it is obligated to said real property and Water User hereby to the same extent and manner as it was under sard Contract and amendments prior to the date hereof. The parties hereto acknowledge that nothing in this instrument is to be interpreted as waiving any of the rights of the District under said Water Service Contract or any interest it now has under its existing lien rights in said real property and further






        acknowledge that District is not to be bound by any understanding, representation or agreement, other than a written agreement to which the District has given its written consent, between Water User herein and any of its predecessors in interest in the real property affected hereby regarding the performance of the obligations under said Water Service Con-tract and amendments, including but not limited to, any such matters regarding payment for current obligations arising from said Contract and amendments.

   4. It is expressly understood that by the execution hereof District makes no representation that the obligations due District by reason of said Contract are current and/or any other representation, either express or implied, other than those which are expressly set forth herein.


   DATED:

                                 WHEELER RIDGE-MARICOPA
                                   WATER STORAGE DISTRICT


                                 By
                                      President

                                 By
                                      Secretary


   Approved as to form on

   YOUNG, WOOLDRIDGE, PAULDEN AND SELF


   By
        Attorneys for District


                                 WATER USER:

                                 TEJON RANCH CO.


                                 By:







